UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021

Adhera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8000 Innovation Parkway, Baton Rouge, LA 70820

(Address of Principal Executive Office) (Zip Code)

919-518-3748

(Registrant’s telephone number, including area code)

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 8, 2021, Adhera Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with an institutional investor (the “Buyer”), pursuant to which the Company issued the Buyer a 10% Convertible Redeemable Note in the principal amount of $131,250 (the “Note”) and a three-year warrant to purchase 476,190 shares of common stock of the Company (the “Warrant”) for which the Company received consideration of $110,000.

The Note is due October 5, 2022. The Note provides for guaranteed interest at the rate of 10% per annum, payable at maturity. The Note is convertible into shares of common stock at any time following the date of cash payment at the Buyer’s option at a conversion price of $0.075 per share, subject to certain adjustments. Furthermore, the Buyer will not be allowed to effect a conversion if such conversion, along with all other shares of the Company’s common stock beneficially owned by the Buyer and its affiliates would exceed 4.99% of the outstanding shares of common stock of the Company, which may be increased up to 9.9% upon 60 days’ prior written notice by the Buyer.

The Warrants are exercisable for three-years from October 5, 2021 at an exercise price of $0.095 per share, subject to certain adjustments, which exercise price may be paid on a cashless basis. The aggregate exercise price is $45,238.05.

Pursuant to the SPA, the Company shall have filed a registration statement within 90 days providing for the registration of all shares issuable upon conversion of the Note and exercise of the Warrant.

For services rendered in connection with the SPA, the Company paid Carter, Terry & Company a fee of $10,000. In addition, the Company reimbursed the Buyer $5,000 for legal expenses incurred in connection with the transaction.

The foregoing description of the terms of the SPA, the Note, the Warrant and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the form of SPA, the form of Note, and the form of Warrant, a copy which is filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The Note and Warrant were offered and sold in a transaction exempt from registration under the Securities Act of 1933 in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Securities Purchase Agreement				Filed
10.2	Form of 10% Convertible Redeemable Note				Filed
10.3	Form of Warrant				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADHERA THERAPEUTICS, INC.

Date: October 13, 2021	By:	/s/ Andrew Kucharchuk
	Name:	Andrew Kucharchuk
	Title:	Chief Executive Officer